Press Release	Source: Cushing® Asset Management, LP

The Cushing® Royalty & Income Fund Announces Upsizing and Pricing of Public Offering of Common Shares

Wednesday, June 18, 2014

DALLAS, TEXAS: The Cushing® Royalty & Income Fund (the “Fund”) (NYSE: SRF) today announced the upsizing and pricing of a public offering of common shares. The Fund agreed to sell a total of 2,400,000 common shares at a price to the public of $20.25 per share (exclusive of 360,000 common shares that the underwriters may purchase pursuant to a 30-day option to cover overallotments, if any). Net proceeds from the offering (before exercise of the underwriters’ overallotment option) of approximately $46.4 million will be used to make additional portfolio investments that are consistent with the Fund’s investment objective. The offering is scheduled to close on June 23, 2014.

Stifel, RBC Capital Markets, Oppenheimer & Co. and Baird are acting as joint book-running managers for the offering. The offering of these securities will be made only by means of a prospectus. A copy of the prospectus supplement relating to the offering and accompanying base prospectus may be obtained from the following addresses:

Stifel Attn: Syndicate Department One South Street, 15th Floor Baltimore, MD 21202 Phone: 855-300-7136 syndprospectus@stifel.com

RBC Capital Markets,

Attn: Equity Syndicate

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281

Phone: 877-822-4089

equityprospectus@rbccm.com

Oppenheimer & Co.

Attn: Syndicate Prospectus Dept.

85 Broad St., 26th Floor

New York, New York 10004

Phone: 212-667-8563

EquityProspectus@opco.com

Baird

Attention: Syndicate Department

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Phone: 800-792-2473

syndicate@rwbaird.com

Investors may also obtain these documents free of charge from the Securities and Exchange Commission’s website at www.sec.gov.

An investor should read the Fund’s prospectus supplement and accompanying base prospectus carefully before investing. The prospectus supplement and accompanying base prospectus contain important information about the Fund and its investment objective and policies, risks, charges and expenses.

The Fund is a non-diversified, closed-end management investment company with an investment objective of seeking a high total return with an emphasis on current income. The Fund seeks to provide shareholders with a tax-efficient vehicle to invest in a portfolio of energy-related U.S. royalty trusts, exploration and production master limited partnerships and Canadian royalty trusts and exploration and production companies and other energy assets. The Fund’s common shares are traded on the New York Stock Exchange under the symbol “SRF.”

The Fund is managed by Cushing® Asset Management, LP (“Cushing”). No assurance can be given that the Fund’s investment objective will be achieved.

About Cushing® Asset Management, LP

Cushing, a subsidiary of Swank Capital, is an SEC-registered investment adviser headquartered in Dallas, Texas. Cushing serves as investment adviser to affiliated funds and managed accounts which invest primarily in securities of MLPs and other natural resource companies. As of May 31, 2014, Cushing had approximately $4.0 billion of assets under management in closed-end funds, mutual funds, privately offered funds and separately managed accounts.

Contact:

Gavin Worthy

Cushing® Asset Management, LP

214-635-6334

www.swankcapital.com

Source: Cushing® Asset Management, LP

IMPORTANT INFORMATION

This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the SEC. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement, prospectus or shelf registration statement.

This press release contains certain statements that may include “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Many factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Fund’s common shares trade in the public markets and other factors discussed in the Fund’s prospectus supplement and accompanying base prospectus and to be discussed in the Fund’s periodic filings with the SEC.

Although the Fund and Cushing believe that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this press release. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement.